Earnings Per Share - Schedule of Computation of the Income (Loss) and Share Data Used in the Basic and Diluted Earnings Per Share (Detail) - USD ($)
$ / shares in Units, shares in Thousands, $ in Thousands
	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Basic earnings per share -
Net (loss) income	$ (607,062)	$ 247,002	$ 88,198
Weighted-average shares outstanding	42,338	42,258	42,182
Non-vested dividend participating awards	170	225	274
Adjusted weighted average number of ordinary shares outstanding	42,508	42,483	42,456
Basic and diluted earnings (loss) per share	$ (14.28)	$ 5.81	$ 2.08